AMENDMENT NO. 1
TO
TAX SHARING AGREEMENT
THIS AMENDMENT NO. 1 TO TAX SHARING AGREEMENT, dated as of July 4, 2011 (this “Amendment”), by and among Wendy’s/Arby’s Group, Inc., a Delaware corporation (“WAG”), and each other corporation which is a member of, and each other entity that is disregarded as an entity separate from a member of, the affiliated group of which WAG is the common parent and files consolidated and combined income tax returns for federal and state income tax purposes (each other such corporation or entity, a “WAG Sub,” and such other corporations and entities collectively, the “WAG Subs”).
W I T N E S S E T H:
WHEREAS, WAG and the WAG Subs set forth as signatories thereto are parties to that certain Tax Sharing Agreement, dated as of December 20, 2010, (the “Tax Sharing Agreement”);
WHEREAS, in accordance with Section 11 of the Tax Sharing Agreement, WAG and such WAG Subs wish to amend the Tax Sharing Agreement as provided herein; and
NOW, THEREFORE, in consideration of the mutual promises herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Capitalized terms used in this Amendment and not otherwise defined herein will have the meanings given such terms in the Tax Sharing Agreement.
ARTICLE II
AMENDMENTS TO TAX SHARING AGREEMENT
2.1    Amendments Regarding Parties to Tax Sharing Agreement.
(a)    From and after the date hereof, the definition of WAG Subs shall no longer include Arby’s Restaurant Group, Inc. (“ARG”) or any of ARG’s direct or indirect subsidiaries (collectively, the “ARG Company Group”), and no member of the ARG Company Group shall be a party to or otherwise bound by the Tax Sharing Agreement or have any rights or obligations thereunder.

(b)    The following person is hereby added as a party to the Tax Sharing Agreement effective upon the effectiveness of this Amendment:
WENDY’S RESTAURANTS OF NEW YORK, LLC
(c)    The following provision is hereby added in its entirety as a new Section 16 to the Tax Sharing Agreement:
“16.    New Members.
Each of the parties to this Agreement recognizes that from time to time, new subsidiaries of WAG may be added to the WAG Group. Each of the parties agrees that any such new subsidiary of WAG shall, without the express written consent of the other parties, become a party to this Agreement for all purposes of this Agreement with respect to taxable periods ending after such subsidiary was added to the WAG Group.”
ARTICLE III
MISCELLANEOUS
3.1    Construction. This Amendment shall be governed by and construed in accordance with the Tax Sharing Agreement.Counterparts. This Amendment may be executed in any number of counterparts, and each counterpart shall constitute an original instrument, but all of such separate counterparts shall constitute one and the same agreement. The counterparts of this Amendment may be executed and delivered by facsimile transmitted by any of the parties to any other party and the receiving party may rely on the receipt of such document so executed and delivered by facsimile as if the original had been received.Effect on the Tax Sharing Agreement. This Amendment shall not constitute a waiver, amendment or modification of any provision of the Tax Sharing Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Tax Sharing Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the date hereof, each reference in the Tax Sharing Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Tax Sharing Agreement as amended hereby. To the extent that a provision of this Amendment conflicts with or differs from a provision of the Tax Sharing Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.
WENDY’S/ARBY’S GROUP, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ADAMS PACKING ASSOCIATION, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ARBY’S IP HOLDER TRUST

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ARBY’S, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ARBY’S RESTAURANT GROUP, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ARBY’S RESTAURANT, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDYS/ARBY’S SUPPORT CENTER, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ARG RESOURCES, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

ARG SERVICES, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

BDJ 71112, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

CAFÉ EXPRESS, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

CITRUS ACQUISITION CORPORATION

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

FRANCHISE ASSOCIATES, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

HOME FURNISHING ACQUISITION
CORPORATION

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

MADISON WEST ASSOCIATES CORP.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

OLDEMARK LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RCAC, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RESTAURANT FINANCE CORPORATION

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM ACQUISITION COMPANY, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM ALABAMA, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM DEVELOPMENT COMPANY, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM GEORGIA, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM GULF COAST, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM INDIANAPOLIS, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM MID-AMERICA, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM OPERATING COMPANY, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM PARTNERS, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM PORTLAND, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM SAVANNAH, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM SEA-TAC, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM WEST, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTM, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

RTMSC, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

SEPSCO, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

SYBRA, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

THE NEW BAKERY CO. OF OHIO, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

TRIARC ACQUISITION, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

TXL CORPORATION

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY RESTAURANT, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S/ARBY’S INTERNATIONAL, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S/ARBY’S INTERNATIONAL, SERVICES, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S/ARBY’S RESTAURANTS, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S INTERNATIONAL, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S OF DENVER, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S OF N.E. FLORIDA, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S OLD FASHIONED HAMBURGERS
OF NEW YORK, INC.

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax

WENDY’S RESTAURANTS OF
NEW YORK, LLC

By: /s/ Kimberly Butler
Name: Kimberly Butler
Title: Senior Vice President of Tax